EXHIBIT 10.142
QUOTA SHARE
REINSURANCE AGREEMENT
EFFECTIVE DECEMBER 1, 2002
between
LIBERTY MUTUAL INSURANCE COMPANY
Boston, Massachusetts
(with and on behalf of THE FIRST LIBERTY INSURANCE CORPORATION,
West Des Moines, Iowa
LIBERTY MUTUAL FIRE INSURANCE COMPANY
Boston, Massachusetts
LM INSURANCE CORPORATION
West Des Moines, Iowa
LIBERTY INSURANCE CORPORATION
South Burlington, Vermont
for business classified as Small Business Group, only)
and
PEERLESS INSURANCE COMPANY
Keene, New Hampshire

QUOTA SHARE REINSURANCE AGREEMENT

ARTICLE	CONTENTS	PAGE
	PREAMBLE	1
I	CLASSES OF BUSINESS REINSURED	1
II	EFFECTIVE DATE AND TERMINATION	1
III	TERRITORY	2
IV	EXCLUSIONS	2
V	RETENTION AND LIMIT	7
VI	LOSS IN EXCESS OF POLICY LIMITS/EXTRA CONTRACTUAL OBLIGATIONS	7
VII	LOSS AND LOSS ADJUSTMENT EXPENSE	8
VIII	SALVAGE AND SUBROGATION	8
IX	SPECIAL TERMINATION	8
X	REPORTS AND REMITTANCES	9
XI	PREMIUM AND CEDING COMMISSION	9
XII	OFFSET	10
XIII	ACCESS TO RECORDS	10
XIV	ERRORS OR OMISSIONS	10
XV	CURRENCY	10
XVI	TAXES	10
XVII	INSOLVENCY	10
XVIII	ARBITRATION	11
XIX	AMENDMENTS	12
XX	ENTIRE AGREEMENT	12
XXI	CONFIDENTIALITY CLAUSE	12
XXII	DEFINITION OF RISK	12
ATTACHMENTS:
	EXHIBIT A — ASSIGNMENT CODES
	INSOLVENCY FUNDS EXCLUSION CLAUSE.
	POOLS, ASSOCIATIONS AND SYNDICATES EXCLUSION CLAUSE TOTAL INSURED VALUE EXCLUSION CLAUSE
	NUCLEAR INCIDENT EXCLUSION CLAUSE — PHYSICAL DAMAGE — REINSURANCE — U.S.A.
	NUCLEAR INCIDENT EXCLUSION CLAUSE — PHYSICAL DAMAGE — REINSURANCE — CANADA.
	NUCLEAR INCIDENT EXCLUSION CLAUSE — REINSURANCE — NO. 4.
	TERRORISM EXCLUSION CLAUSE REINSURANCE (PROPERTY)
	APPENDIX A — GLOBAL FORTUNE 500 COMPANIES.
	APPENDIX B — PHARMACEUTICAL/MEDICAL RISKS
	NUCLEAR INCIDENT EXCLUSION CLAUSE — LIABILITY — REINSURANCE — U.S.A.
	NUCLEAR INCIDENT EXCLUSION CLAUSE — LIABILITY — REINSURANCE — CANADA.

QUOTA SHARE
REINSURANCE CONTRACT
between
LIBERTY MUTUAL INSURANCE COMPANY
Boston, Massachusetts
(with and on behalf of THE FIRST LIBERTY INSURANCE CORPORATION,
West Des Moines, Iowa
LIBERTY MUTUAL FIRE INSURANCE COMPANY
Boston, Massachusetts
LM INSURANCE CORPORATION
West Des Moines, Iowa
LIBERTY INSURANCE CORPORATION
South Burlington, Vermont
for business classified as Small Business Group, only)
(hereinafter referred to as the “Company”)
and
PEERLESS INSURANCE COMPANY
Keene, New Hampshire
(hereinafter referred to as the “Reinsurer”)
This reinsurance contract (“Contract”) is entered into between the Company with its principal place of business at Boston, Massachusetts, writing Classes of Business Reinsured as defined in Article I below, and the Reinsurer with its principal place of business at Keene, New Hampshire.
ARTICLE I — CLASSES OF BUSINESS REINSURED
A.	By this Contract the Company obligates itself to cede to the Reinsurer and the Reinsurer obligates itself to accept quota share reinsurance of the Company’s net liability under policies, contracts and binders of insurance (hereinafter called “Policies”) having an effective date during the term of this Contract, written by the Small Business Group profit center, for Policies classified by SBG as multi-state business, with assigned codes as shown in Exhibit A.

B.	“Net liability” as used herein is defined as the Company’s gross liability remaining after cessions, if any, to other pro rata and excess of loss reinsurers.

D.	The liability of the Reinsurer with respect to each cession hereunder shall commence obligatorily and simultaneously with that of the Company, subject to the terms, conditions and limitations hereinafter set forth.
ARTICLE II — EFFECTIVE DATE AND TERMINATION
A.	This Contract shall become effective on 12:01 AM Eastern Standard Time, December 1, 2002, for new and renewal policies effective on or after that date.

B.	Either party may terminate this Contract at the end of any calendar quarter by giving the other party not less than 90 days prior written notice by certified mail or other receipt acknowledged method.

C.	Unless the Company elects to reassume the ceded unearned premium in force on the effective date of termination, and so notifies the Reinsurer prior to or as promptly as possible after the effective date of termination, reinsurance hereunder on business in force on the effective date of termination shall remain in full force and effect until expiration, cancellation or next premium anniversary of such business, whichever first occurs but in no event beyond 18 months following the effective date of termination.
Quota Share Reinsurance Agreement — SBG

ARTICLE III — TERRITORY
This Agreement applies to risks located in the United States of America, its territories and possessions, and Canada, except that with respect to Inland Marine and Multiple Peril Policies covered hereunder, the territorial limits of this Agreement shall be those of the original Policies when such Policies are written to cover risks primarily located in the United States of America, its territories and possessions, and Canada.
ARTICLE IV — EXCLUSIONS
THIS AGREEMENT DOES NOT COVER:
A.	THE FOLLOWING GENERAL CATEGORIES (PROPERTY)
1.	Policies issued with a deductible of $250,000 or more, provided this exclusion shall not apply to Policies which customarily provide a percentage deductible on the perils of earthquake or windstorm.

2.	Reinsurance assumed by the Company, except intercompany reinsurance.

3.	Ex-gratia payments.

4.	Loss or damage occasioned by war, Invasion, revolution, bombardment, hostilities, acts of foreign enemies, civil war, rebellion, insurrection, military or usurped power, martial law, or confiscation by order of any government or public authority, but not excluding loss or damage which would be covered under a standard form of Policy containing a standard war exclusion clause.

5.	Insolvency Funds as per the attached Insolvency Funds Exclusion Clause, which is made part of this Agreement.

6.	Pool, Syndicate and Association business as per the attached Pools, Associations and Syndicates Exclusion Clause, which is made part of this Agreement.

7.	Risks where the Total Insured Value, per risk, exceeds the figure specified as per the attached Total Insured Value Exclusion Clause, which is made part of this Agreement.
B.	THE FOLLOWING CLASSES OF BUSINESS AND TYPES OF RISKS (PROPERTY)
1.	Mortgage Impairment.

2.	Growing and/or standing crops.

3.	Mortality and Health covering birds, animals or fish.

4.	All onshore and offshore gas and oil drilling rigs.

5.	Petrochemical operations engaged in the production, refining or upgrading of petroleum or petroleum derivatives or natural gas.

6.	Satellites.

7.	All railroad business.

8.	Space and Space related risks.

9.	As respects Inland Marine business:
a.	Registered Mail and Armored Car Policies.

b.	Rolling Stock.
Quota Share Reinsurance Agreement — SBG

c.	Commercial Negative Film Insurance.

d.	Mining Equipment while underground.

e.	Cargo transported by lake and inland waterway watercraft.

f.	Furrier’s Customers Policies written for a limit greater than $2,000,000.
10.	Overhead and underground transmission and distribution lines other than those within 1000 feet of an insured’s premises; it is understood and agreed that public utilities extension and/or suppliers extension and/or contingent business interruption coverages are not subject to this exclusion provided that these are not part of a transmitter’s or distributor’s Policy.

11.	Entertainment business defined as Feature Film and Major Motion Picture studios, Commercial Negative Film Coverage, Cast Coverage, Completion Bond Coverage, and Television Productions.

12.	Credit and Surety liability

13.	Ocean Marine except pleasure craft

14.	Bridges, dams and tunnels over 50 feet
C.	THE FOLLOWING PERILS (PROPERTY)
1.	Pollution and Seepage as per the Company’s original Policies and endorsements.

2.	Nuclear Incident Exclusion Clauses which are attached and made part of this Agreement:
a.	Nuclear Incident Exclusion Clause — Physical Damage — Reinsurance — U.S.A.

b.	Nuclear Incident Exclusion Clause — Physical Damage — Reinsurance — Canada.

c.	Nuclear Incident Exclusion Clause — Reinsurance — No. 4.
3.	Terrorism as per the attached Terrorism Exclusion Clause — Reinsurance (Property), which is made part of this Agreement.

4.	Loss, damage or expense of whatsoever nature caused directly or indirectly by any of the following, regardless of any other cause or event contributing concurrently or in any sequence to the loss:
a.	Nuclear reaction or radiation, or radioactive contamination, however caused.

b.	However, if nuclear reaction or radiation, or radioactive contamination results in fire it is specifically agreed herewith that this Agreement will pay for such fire loss or damage subject to all of the terms, conditions and limitations of this Agreement.

c.	This exclusion shall not apply to loss, damage or expense originating from and occurring at risks using radioactive isotopes in any form where the nuclear exposure is not considered by the Company to be the primary hazard.
D.	The exclusions set forth in A, B or C above shall not apply if the exposure is incidental to the regular operations of the insured covered hereunder.

E.	THE FOLLOWING GENERAL CATEGORIES (CASUALTY)
1.	Ex-gratia payments.

2.	Loss or damage caused directly or indirectly by: (a) enemy attack by armed forces including action taken by military, naval or air forces in resisting an actual or an immediately impending
Quota Share Reinsurance Agreement — SBG

enemy attack; (b) invasion; (c) insurrection; (d) rebellion; (e) revolution; (f) intervention; (g) civil war; and (h) usurped power.

3.	Reinsurance assumed by the Company, except intercompany reinsurance.

4.	Business derived from any Pool, Association, including Joint Underwriting Association, Syndicate, Exchange, Plan, Fund or other facility directly as a member, subscriber or participant, or indirectly by way of reinsurance or assessments; provided this exclusion shall not apply to Automobile or Workers Compensation assigned risks which may be currently or subsequently covered hereunder.

5.	Pollution Liability as per the Company’s original Policies and endorsements except when a judicial entity invalidates the Company’s exclusion or in any jurisdiction whose regulatory authorities have prohibited the exclusion.

6.	Insolvency Funds as per the attached Insolvency Funds Exclusion Clause.

7.	Global Fortune 500 Risks as per the attached Appendix A.

8.	Pharmaceutical Risks per the attached Appendix B.

9.	Nuclear Incident Exclusion Clauses which are attached end made part of this Agreement:
a.	Nuclear Incident Exclusion Clause — Liability — Reinsurance — U.S.A.

b.	Nuclear Incident Exclusion Clause — Liability — Reinsurance — Canada.

c.	Nuclear Incident Exclusion Clause — Reinsurance — No. 4.
10.	Risks with umbrella coverage in excess of $200,000,000.

11.	Any actual or alleged liability whatsoever for any claim or claims in respect of loss or losses directly or Indirectly arising out of, resulting from or in consequence of, or in any way involving asbestos, or any materials containing asbestos in whatever form or quantity.
F.	THE FOLLOWING INSURANCE COVERAGES (CASUALTY)
1.	Fiduciary Liability.

2.	Surety and Credit insurance.

3.	Fidelity Bonds.

4.	Credit and Financial Guarantee.

5.	Securities and Exchange Liability.

6.	Malpractice insurance, Directors and Officers Liability insurance or any form of Errors and Omissions or Professional Liability insurance, except as provided for under the Company’s Underwriting Guidelines.

7.	Advertisers’, Broadcasters’ and Telecasters’ Liability as respects Personal Injury Liability except as provided for under the Company’s Underwriting Guidelines.

8.	Kidnap, Extortion and Ransom Liability.

9.	Protection and indemnity (Ocean Marine) except for hulls under 50 feet.

10.	Entertainment Business, defined as Feature Film and Major Motion Picture Studios, Commercial Negative Film Coverages, Cast Coverage, Completion Bond and Television Productions.
Quota Share Reinsurance Agreement — SBG

11.	Asbestos liability to the extent excluded in the Company’s original policies and endorsements except when a judicial entity invalidates the Company’s exclusion or in any jurisdiction whose regulatory authorities have prohibited the exclusion.
G.	THE FOLLOWING RISKS AS RESPECTS AUTOMOBILE LIABILITY AND AUTOMOBILE COLLISION (CASUALTY)
1.	Autos as used in or being prepared for, any professional or organized racing or demolition contest or stunting activity except as provided for under ISO’s Business Auto and Garage Policy.

2.	All vehicles classified as “Public Automobiles” except school buses, church buses, social service agency automobiles, van pools, vehicles used for the transportation of employees and courtesy vans and buses.

3.	All rental operations. An exception for rental vehicles shall apply as respects auto dealerships when customer’s vehicle is being serviced.

4.	Vehicles regularly used to haul property of others and operating beyond a 500 mile radius.

5.	Newspaper delivery trucks except in non-metropolitan locations with a population of less than 50,000.

6.	Vehicles engaged in the transportation or distribution of fireworks, fuses, explosives, ammunitions, natural or artificial fuel gas, or liquefied petroleum gases or gasoline, except when written as incidental coverage, as defined in the Company’s Underwriting Guidelines. This exclusion shall not apply to vehicles engaged in the transportation of natural or artificial fuel gas or liquefied petroleum gases or gasoline when operations are within a 500 mile radius.
H.	THE FOLLOWING AS RESPECTS LIABILITY OTHER THAN AUTOMOBILE (CASUALTY)
1.	Liability as respects Products and Completed Operations:
a.	The manufacture, importation, labeling or re-labeling of:
(i)	Drugs or pharmaceuticals.

(ii)	Cosmetics.

(iii)	Herbicides, insecticides or pesticides, except as respects risks involved in a farming operation.
b.	The manufacture or importing of motorized or self-propelled vehicles and equipment.

c.	The manufacture, sale, distribution, handling, servicing or maintenance of aircraft, aerospacecraft, missiles, satellites or any component or components thereof.
2.	All railway operations except Railroad Protective Liability coverage as respects jobs which do not involve track work or service disruptions.

3.	Amusement parks, carnivals or circuses, except county or country fairs.

4.	Public assembly exposure in excess of 5,000 except for schools and colleges.

5.	Gas or electric companies.

6.	Subaqueous operations.

7.	Mining.

8.	Demolition of buildings or structures in excess of three stories or 50 feet in height.

9.	Shoring, underpinning or moving of buildings or structures.
Quota Share Reinsurance Agreement — SBG

10.		Manufacture, sale, rental, lease or repair of scaffolds.

11.		Construction of bridges over 50 feet, and tunnels or dams.

12.	a.	Manufacturers or importers of fireworks, fuses, or any substance, as defined and noted below, intended for use as an explosive.
b.	Loading of fireworks, fuses, or any explosive substance defined below into containers for use as explosive objects, propellant charges or detonation devices and the storage thereof.

c.	Manufacturers or importers of any product in which fireworks, fuses, or any explosive substance defined below is an ingredient.

d.	Handling, storage, transportation or use of fireworks, fuses, or any explosive substance defined below.
NOTE: An explosive substance is defined as any substance manufactured for the express purpose of exploding as differentiated from commodities used industrially and which are only incidentally explosive.
13.	Manufacture, production, refining, storage, wholesale distribution or transportation of natural or artificial fuel gas, butane, propane or liquefied petroleum gases or gasoline, except when written as incidental coverage, as defined in the Company’s Underwriting Guidelines, or when operations are within a 500 mile radius.

14.	Onshore and offshore gas and oil drilling operations.

15.	Ownership, maintenance or use of any aircraft, including fueling, or any device or machine intended for and/or aiding in the achievement of atmospheric flight, projection or orbit.

16.	Municipalities except for those with a population less than 25,000.
I.	THE FOLLOWING RISKS AS RESPECTS WORKERS COMPENSATION AND EMPLOYERS LIABILITY (CASUALTY)
1.	Operations under the jurisdiction of the U.S. Longshoremen’s and Harbor Workers’ Act, the Jones Act and the Maritime Employers Liability Act except when written as incidental coverages as defined in the Company’s Underwriting Guidelines.

2.	Operation of docks or wharves, other than small marinas or pleasure docks.

3.	The manufacturing, mining, refining, processing, distribution, installation, removal or encapsulment of asbestos.

4.	Risks involving known exposure to asbestos.

5.	All railway operations except sidetrack agreements.

6.	Amusement parks, carnivals or circuses, except county or country fairs.

7.	Subaqueous operations.

8.	Mining.

9.	Demolition of buildings or structures in excess of three stories or 50 feet in height.

10.	Shoring, underpinning or moving of buildings or structures.

11.	Manufacture, sale rental, lease, erection or repair of scaffolds.
Quota Share Reinsurance Agreement — SBG

12.	Construction of bridges over 50 feet, and tunnels or dams.

13.	a. Manufacturers or importers of fireworks, fuses, or any substance, as defined and noted below, intended for use as an explosive.
b.	Loading of fireworks, fuses, or any explosive substance defined below into containers for use as explosive objects, propellant charges or detonation devices and the storage thereof.

c.	Manufacturers or importers of any product in which fireworks, fuses, or any explosive substance defined below is an ingredient.

d.	Handling, storage, transportation or use of fireworks, fuses, or any explosive substance defined below.
NOTE: An explosive substance is defined as any substance manufactured for the express purpose of exploding as differentiated from commodities used industrially and which are only incidentally explosive.
14.	Manufacture, production, refining, storage, wholesale distribution or transportation of natural or artificial fuel gas, butane, propane or liquefied petroleum gases or gasoline, except when written as incidental coverages as defined in the Company’s Underwriting Guidelines.

15.	Onshore and offshore gas and oil drilling operations.

16.	Ownership, maintenance or use of any airport or aircraft, including fueling, or any device or machine intended for and/or aiding in the achievement of atmospheric flight, projection or orbit except as respects corporate owned aircraft up to four passengers.

17.	Municipalities, except for those with a population less than 25,000.
J.	THE FOLLOWING RISKS AS RESPECTS TERRORISM (CASUALTY)

Terrorism losses arising from Airports, Bridges, Government Buildings, Nuclear Facilities, Office Buildings over 25 stories, Security Services, Stadiums and Tunnels, Nuclear, Biological and Chemical exposures, Explosive Manufacturing risks, Fertilizer mixing plants, Railroads, Amusement/Theme parks with greater than 5,000 person capacity. Distribution and manufacturing of weapons/munitions.

K.	The Company and the Reinsurer have agreed on the Company’s Underwriting Guidelines, as respects policies covered under this Agreement. The Company shall advise the Reinsurer of any change in such Underwriting Guidelines.

L.	In the event the Company is inadvertently bound on any risk which is excluded under this Agreement, the reinsurance provided under this Agreement shall apply to such risk until discovery by the Company within its Home Office of the existence of such risk and for 45 days thereafter or for the period required by statutes, and shall then cease unless within such period, the Company has received from the Reinsurer written notice of its approval of such risk.
ARTICLE V — RETENTION AND LIMIT
As respects business subject to this Contract the Company shall cede to the Reinsurer and the Reinsurer agrees to accept 100% of the Company’s net liability.
ARTICLE VI — LOSS IN EXCESS OF POLICY LIMITS/EXTRA CONTRACTUAL OBLIGATIONS
A.	In the event the Company pays or is held liable to pay an amount of loss in excess of its policy limit, but otherwise within the terms of its policy (hereinafter called “loss in excess of policy limits”) or any punitive, exemplary, compensatory or consequential damages, other than loss in excess of policy limits (hereinafter called “extra contractual obligations”) because of alleged or
Quota Share Reinsurance Agreement — SBG

actual bad faith or negligence on its part in rejecting a settlement within policy limits, or in discharging its duty to defend or prepare the defense in the trial of an action against its policyholder, or in discharging its duty to prepare or prosecute an appeal consequent upon such an action, or in otherwise handling a claim under a policy subject to this Contract, 100% of the loss in excess of policy limits and/or 100% of the extra contractual obligations shall be covered hereunder.

B.	An extra contractual obligation shall be deemed to have occurred on the same date as the loss covered or alleged to be covered under the policy.

C.	Notwithstanding anything stated herein, this Contract shall not apply to any loss in excess of policy limits or any extra contractual obligation incurred by the Company as a result of any fraudulent and/or criminal act by any officer or director of the Company acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim covered hereunder.
ARTICLE VII — LOSS AND LOSS ADJUSTMENT EXPENSE
A.	Losses shall be reported by the Company in summary form as hereinafter provided. The Reinsurer shall have the right to participate, at its own expense, in the defense or control of any claim or suit or proceeding involving this reinsurance.

B.	All loss settlements made by the Company, whether under strict policy conditions or by way of compromise, shall be binding upon the Reinsurer, and the Reinsurer agrees to pay or allow, as the case may be, its proportion of each such settlement in accordance with Article V.

C.	In the event of a claim under a policy subject hereto, the Reinsurer shall be liable for loss adjustment expense incurred by the Company in connection therewith (including declaratory judgment expenses, litigation expenses, and interest on judgments, but not including office expenses or salaries of the Company’s regular employees), and shall be credited with its proportionate share of any recoveries of such expense. Expenses charged by the Company for staff attorneys on an hourly basis in respect of claims under Policies reinsured hereunder are deemed not to be office expenses or salaries for purposes of this Contract.
ARTICLE VIII — SALVAGE AND SUBROGATION
The Reinsurer shall be credited with its proportionate share of salvage (i.e., reimbursement obtained or recovery made by the Company, less the actual cost, excluding salaries of officials and employees of the Company and sums paid to attorneys as retainer, of obtaining such reimbursement or making such recovery) on account of claims and settlements involving reinsurance hereunder. The Company hereby agrees to enforce its right to salvage or subrogation relating to any loss, a part of which loss was sustained by the Reinsurer, and to prosecute all claims arising out of such rights.
ARTICLE IX — SPECIAL TERMINATION
A.	Notwithstanding the termination provisions set forth in Article II — Effective Date and Termination, this Agreement shall be:
1.	Terminated automatically and simultaneously upon the happening of any of the following events:
a.	Entry of an order of liquidation, rehabilitation, receiver-ship or conservatorship with respect to the Company or the Reinsurer by any court or regulatory authority;

b.	Assignment of this Agreement by either party;

c.	Any transfer of control of either party by change in owner-ship or otherwise;
Quota Share Reinsurance Agreement — SBG

d.	General reinsurance of any portion of the Company’s business it retains net for its own account, as determined under the provisions of this Agreement without prior consent of the Reinsurer.
2.	Terminated in accordance with the provisions set forth in this Paragraph, upon the discovery of the following event:
a.	A reduction of 50% or more of the Company’s policyholders surplus during any calendar year. Such reduction shall be determined by calculating the difference between the Company’s prior year annual statement and each subsequent quarterly statutory statement within such current calendar year.
As respects the event set forth in this Paragraph A.2.a., the Company shall be obligated to notify the Reinsurer in writing within 30 days after the filing of its quarterly statement. Upon receipt of such notification the Reinsurer shall have the right to terminate this Agreement, by giving not less than 30 days notice of its Intention to do so.
b.	A reduction of 50% or more of the Reinsurer’s policyholders surplus during any calendar year. Such reduction shall be determined by calculating the difference between the Reinsurer’s prior year annual statement and each subsequent quarterly statutory statement within such current calendar year.
as respects the event set forth in this Paragraph A.2.b., the Reinsurer shall be obligated to notify the Company in writing within 30 days after the filing of its quarterly statement. Upon receipt of such notification the Company shall have the right to terminate this Agreement, by giving not less than 30 days notice of its Intention to do so.
3.	Terminated by either party by giving not less than 30 days notice of its intention to do so upon any transfer of control of either party by charge of ownership or otherwise.
B.	Any notice of termination pursuant to provisions set forth in Paragraph A.2. and A.3. above shall be sent by certified mail, return receipt requested. Such notice period shall commence upon the other party’s receipt of the notice of termination.
C.	In the event of termination, the Reinsurer shall not be liable for losses occurring subsequent to the date of termination.
ARTICLE X — REPORTS AND REMITTANCES
A.	Within 45 days after the end of each calendar quarter, the Company shall report to the Reinsurer:
1.	Ceded net written premium for the quarter;

2.	Unearned premium on policies ceded in the quarter;

3.	Ceding commission thereon;

4.	Ceded losses and loss adjustment expense paid during the quarter.
The positive balance of (1) less (3) less (4) shall be remitted by the Company with its report. Any balance shown to be due the Company shall be remitted by the Reinsurer as promptly as possible after receipt and verification of the Company’s report.
B.	Annually, the Company shall furnish the Reinsurer with such information as the Reinsurer may require to complete its Annual Convention Statement.
ARTICLE XI — PREMIUM AND CEDING COMMISSION
The premiums payable to the Reinsurer shall be calculated at the same gross rates and on the same basis as the premiums received by the company on its original policies. The Reinsurer shall allow the Company a commission equal to the commission paid to the Agents on its original policies.
Quota Share Reinsurance Agreement — SBG

ARTICLE XII — OFFSET (BRMA 36C)
The Company and the Reinsurer shall have the right to offset any balance or amounts due from one party to the other under the terms of the Contract. The party asserting the right of offset may exercise such right any time whether the balances due are on account of premiums or losses or otherwise.
ARTICLE XIII — ACCESS TO RECORDS
The Reinsurer or its duly authorized representatives shall have the right to examine, at the offices of the Company at a reasonable time, during the currency of this Agreement or anytime thereafter, all books and records of the Company relating to business which is the subject of this Agreement.
ARTICLE XIV — ERRORS OR OMISSIONS
Errors or omissions of an administration nature on the part of the Company shall not invalidate the reinsurance under this Agreement, provided such errors or omissions are corrected promptly after discovery thereof; but the liability of the Reinsurer under this Agreement or any exhibits, addenda, or endorsements attached hereto shall in no event exceed the limits specified herein nor be extended to cover any risks, perils, lines of business or classes of insurance generally or specifically excluded herein.
ARTICLE XV — CURRENCY
Wherever the word “dollars” or the “$” symbol is used in this Agreement, it shall mean dollars of the United States of America, excepting in those cases where the Policy is issued by the Company in Canadian dollars, in which case it shall mean dollars of Canada. In the event the Company is involved in a loss requiring payment in United States and Canadian currency, the Company’s retention and the limit of liability of the Reinsurer shall be apportioned between the two currencies in the same proportion as the amount of net loss in each currency bears to the total amount of net loss paid by the Company. For the purposes of this Agreement, where the Company receives premiums or pays losses in currencies other than United States or Canadian currency, such premiums and losses shall be converted into United States dollars at the actual rates of exchange at which the premiums and losses are entered in the Company’s books.
ARTICLE XVI — TAXES
The Company shall be liable for all taxes on premiums paid to the Reinsurer under this Agreement, except income or profit taxes of the Reinsurer, and shall indemnify and hold the Reinsurer harmless for any such taxes which the Reinsurer may become obligated to pay to any local, state or federal taxing authority.
ARTICLE XVII — INSOLVENCY
A.	In the event of insolvency of the Company, the reinsurance provided by this Agreement shall be payable by the Reinsurer on the basis of the liability of the Company as respects Policies covered hereunder, without diminution because of such insolvency, directly to the Company or its liquidator, receiver, conservator or statutory successor except as provided in the New Hampshire Insurance Law.
B.	The Reinsurer shall be given written notice of the pendency of each claim or loss which may involve the reinsurance provided by this Agreement within a reasonable time after such claim or loss is filed in the insolvency proceedings. The Reinsurer shall have the right to investigate each Such claim or loss and interpose, at its own expense, in the proceedings where the claim or loss is to be adjudicated, any defense which it may deem available to the Company, its liquidator, receiver, conservator or statutory successor. The expense thus incurred by the Reinsurer shall be chargeable, subject to court approval, against the insolvent Company as part of the expense of
Quota Share Reinsurance Agreement — SBG

liquidation to the extent of a proportionate share of the benefit which may accrue to the Company solely as a result of the defense undertaken by the Reinsurer.

C.	In addition to the offset provisions set forth in Article XII — Offset, any debts or credits, liquidated or unliquidated, in favor of or against either party on the date of the receivership or liquidation order (except where the obligation was purchased by or transferred to be used as an offset) are deemed mutual debts or credits and shall be set off with the balance only to be allowed or paid. Although such claim on the part of either party against the other may be unliquidated or undetermined in amount on the date of the entry of the receivership or liquidation order, such claim will be regarded as being in existence as of such date and any claims then in existence and held by the other party may be offset against it.

D.	Nothing contained in this Article is intended to change the relationship or status of the parties to this Agreement or to enlarge upon the rights or obligations of either party hereunder except as provided herein.
ARTICLE XVIII — ARBITRATION
A.	As a condition precedent to any right of action hereunder, in the event of any dispute or difference of opinion hereafter arising with respect to this Contract, it is hereby mutually agreed that such dispute or difference of opinion shall be submitted to arbitration. One Arbiter shall be chosen by the Company, the other by the Reinsurer, and an Umpire shall be chosen by two Arbiters before they enter upon arbitration, all of whom shall be active or retired disinterested executive officers of insurance or reinsurance companies or Lloyd’s London Underwriters. In the event that either party shall fail to choose an Arbiter within 30 days following a written request by the other party to do so, the requesting party may choose two Arbiters who shall in turn choose an Umpire before entering upon arbitration. If the two Arbiters fail to agree upon the selection of an umpire within 30 days following their appointment, each Arbiter shall nominate three candidates within 10 days thereafter, two of whom the other shall decline, and the decision shall be made by drawing lots.
B.	Each party shall present its case to the Arbiters within 30 days following the date of appointment of the Umpire. The Arbiters shall consider this Contract as an honorable engagement rather than merely as a legal obligation and they are relieved of all judicial formalities and may abstain from following the strict rules of law. The decision of the Arbiters shall be final and binding on both parties; but failing to agree, they shall call in the Umpire and the decision of the majority shall be final and binding upon both parties. Judgment upon the final decision of the Arbiters may be entered in any court of competent jurisdiction.
C.	If more than one reinsurer is involved in the same dispute, all such reinsurers shall constitute and act as one party for purposes of this Article and communications shall be made by the Company to each of the reinsurers constituting one party, provided, however, that nothing herein shall impair the rights of such reinsurers to assert several, rather than joint, defenses or claims, nor be construed as changing the liability of the reinsurers participating under the terms of this Contract from several to joint.
D.	Each party shall bear the expense of its own Arbiter, and shall jointly and equally bear with the other the expense of the Umpire and of the arbitration. In the event that the two Arbiters are chosen by one party, as above provided, the expense of the Arbiters, the Umpire and the arbitration shall be equally divided between the two parties.
E.	Any arbitration proceedings shall take place in Unionville, Ontario unless otherwise mutually agreed upon by the parties to this Contract. Notwithstanding the location of the arbitration, all proceedings pursuant hereto shall be governed by the law of the province in which the Company has its principal office.
Quota Share Reinsurance Agreement — SBG

ARTICLE XIX — AMENDMENTS
This Agreement may be amended by mutual consent of the parties expressed in an addendum; and such addendum, when executed by both parties, shall be deemed to be an integral part of this Agreement and binding on the parties hereto.
ARTICLE XX — ENTIRE AGREEMENT
This Agreement represents the entire agreement and understanding among the parties, and may not be changed except in writing, signed by the parties. No other oral or written agreements or contracts relating to the risks reinsured hereunder currently exist and/or are contemplated between the parties.
ARTICLE XXI — CONFIDENTIALITY CLAUSE
All terms and conditions of this Agreement and any materials provided in the course of inspection shall be kept confidential by the Reinsurer as against third parties, unless the disclosure is required pursuant to process of law or unless the disclosure is to Reinsurer’s retrocessionaires, financial auditors or governing regulatory bodies. Disclosing or using this information for any purpose beyond the scope of this Agreement, or beyond the exceptions set forth above, is expressly forbidden without the prior consent of the Company.
ARTICLE XXII — DEFINITION OF RISK
The Company shall be the sole judge of what constitutes one risk.
Quota Share Reinsurance Agreement — SBG

In Witness Whereof, the parties hereto by their duly authorized representatives have executed this Contract at:
Boston, Massachusetts this 15th day of August.

LIBERTY MUTUAL INSURANCE COMPANY
(with and on behalf of THE FIRST LIBERTY INSURANCE CORPORATION, LIBERTY MUTUAL FIRE INSURANCE COMPANY, LM INSURANCE CORPORATION, LIBERTY INSURANCE CORPORATION for Business Classified as Small Business Group only)

By:	/s/ Robert C. Andrews
Its: Vice President

and at Keene, New Hampshire this 15th day of July.

PEERLESS INSURANCE COMPANY
By:	/s/ Nancy C. Callender
Its: AVP — Team Risk Management

EXHIBIT A — Small Business Group Profit Center
Assigned Codes For Multi-State Business Written

Business Group Indicator	Distribution Code
0042 — Peerless	0510
0043 — Indiana	0511
0044 — Golden Eagle	0512
0045 — Montgomery	0513
0047 — Colorado Casualty	0515
0048 — Hawkeye	0516
0049 — America First	0517

INSOLVENCY FUNDS EXCLUSION CLAUSE
This Agreement excludes all liability of the Company arising by contract, operation of law, or otherwise from its participation or membership, whether voluntary or involuntary, in any insolvency fund or from reimbursement of any person for any such liability. “Insolvency fund” includes any guaranty fund, insolvency fund, plan, pool, association, fund or other arrangement, howsoever denominated, established or governed, which provides for any assessment of or, payment or assumption by any person of part or all of any claim, debt, charge, fee, or other obligation of an insurer, or its successors or assigns, which has been declared by any competent authority to be insolvent or which is otherwise deemed unable to meet any claim, debt, charge, fee or other obligation in whole or in part.

POOLS, ASSOCIATIONS AND SYNDICATES EXCLUSION CLAUSE
SECTION A
Excluding:
(a)	All Business derived directly or indirectly from any Pool, Association or Syndicate which maintains its own reinsurance facilities.
(b)	Any Pool or Scheme (whether voluntary or mandatory) formed after March 1, 1968, for the purpose of insuring Property whether on a country-wide basis or in respect of designated areas. This Exclusion shall not apply to so-called Automobile Insurance Plans or other Pools formed to provide coverage for Automobile Physical Damage.
SECTION B
It is agreed that business, written by the Company for the same perils, which is known at the time to be insured by or in excess of underlying amounts placed in the following Pools, Associations or Syndicates, whether by way of insurance or reinsurance is excluded hereunder:
Industrial Risk Insurers (successor to Factory Insurance Association and Oil Insurance Association); Associated Factory Mutuals; Improved Risk Mutuals.
Any Pool, Association or Syndicate formed for the purpose of writing Oil, Gas or Petro-Chemical Plants and/or Oil or Gas Drilling Rigs.
United States Aircraft Insurance Group, Canadian Aircraft Insurance Group, Associated Aviation Underwriters, American Aviation Underwriters.
SECTION B does not apply:
(a)	Where the Total Insured Value over all interests of the risk in question is less than $500,000,000.
(b)	To interests traditionally underwritten as Inland Marine of Stock and/or Contents written on a Blanket basis.
(c)	To Contingent Business Interruption, except when the Company is aware that the key location is known at the time to be insured in any Pool, Association or Syndicate named above.
(d)	To risks as follows: Offices, Hotels, Apartments, Hospitals, Educational Establishments, Public Utilities (other than Railroad Schedules) and Builders Risks on the classes of risks specified in this subsection (d) only.

TOTAL INSURED VALUE EXCLUSION CLAUSE
It is the mutual intention of the parties to exclude risks, other than Offices, Hotels, Apartments, Hospitals, Educational Establishments, Public Utilities (except Railroad schedules) and Builders Risk on the above classes where, at the time of the cession, the Total Insured Value over all interests exceeds $500,000,000. However, the Company shall be protected hereunder, subject to the other terms and conditions of this Agreement, if subsequently to cession being made the Company becomes acquainted with the true facts of the case and discovers that the mutual intention has been inadvertently breached, the Company shall at the first opportunity, and certainly by next anniversary of the original policy, exclude the risk in question.
It is agreed that this mutual intention does not apply to Contingent Business Interruption or to interest traditionally underwritten as Inland Marine or to Stock and/or Contents written on a blanket basis except where the Company is aware that the Total Insured Value of $500,000,000 is already exceeded for buildings, machinery, equipment and direct use and occupancy at the key location.
It is understood and agreed that this Clause shall not apply hereunder where the Company writes 100% of the risk.
Notwithstanding anything contained herein to the contrary, it is the mutual intention of the parties in respect of bridges and tunnels to exclude such risks where the Total Insured Value over all interests exceeds $500,000,000.

NUCLEAR INCIDENT EXCLUSION CLAUSE — PHYSICAL DAMAGE — REINSURANCE — U.S.A.
N.M.A. 1119.
1.	This Reinsurance does not cover any loss or liability accruing to the Company, directly or indirectly, and whether as Insurer or Reinsurer, from any Pool of Insurers or Reinsurers formed for the purpose of covering Atomic or Nuclear Energy risks.
2.	Without in any way restricting the operation of paragraph 1. of this Clause, this Reinsurance does not cover any loss or liability accruing to the Company, directly or indirectly, and whether as Insurer or Reinsurer, from any Insurance against Physical Damage (including business interruption or consequential loss arising out of such Physical Damage) to:
I.	Nuclear reactor power plants including all auxiliary property on the site, or

II.	Any other nuclear reactor installation, including laboratories handling radioactive materials in connection with reactor installations, and critical facilities as such, or

III.	Installations for fabricating complete fuel elements or for processing substantial quantities of “special nuclear material,” and for reprocessing, salvaging, chemically separating, storing or disposing of spent nuclear fuel or waste materials, or

IV.	Installations other than those listed in paragraph 2. III. above using substantial quantities of radioactive isotopes or other products of nuclear fission.
3.	Without in any way restricting the operation of paragraphs 1. and 2. of this Clause, this Reinsurance does not cover any loss or liability by radioactive contamination accruing to the Company, directly or indirectly, and whether as Insurer or Reinsurer, from any insurance on property which is on the same site as a nuclear reactor power plant or other nuclear installation and which normally would be insured therewith, except that this paragraph 3. shall not operate:
(a)	where the Company does not have knowledge of such nuclear reactor power plant or nuclear installation, or

(b)	where the said insurance contains a provision excluding coverage for damage to property caused by or resulting from radioactive contamination, however caused. However, on and after 1st January, 1960, this sub-paragraph (b) shall only apply provided the said radioactive contamination exclusion provision has been approved by the Governmental Authority having jurisdiction thereof.
4.	Without in any way restricting the operation of paragraphs 1., 2. and 3. of this Clause, this Reinsurance does not cover any loss or liability by radioactive contamination accruing to the Company, directly or indirectly, and whether as insurer or Reinsurer, when such radioactive contamination is a named hazard specifically insured against.
5.	It is understood and agreed this Clause shall not extend to risks using radioactive isotopes in any form where the nuclear exposure is not considered by the Company to be the primary hazard.
6.	The term “special nuclear material” shall have the meaning given to it by the Atomic Energy Act of 1954 or by any law amendatory thereof.
7.	Reassured to be sole judge of what constitutes:
(a)	substantial quantities, and

(b)	the extent of installation, plant or site.
NOTE: — Without in any way restricting the operation of paragraph 1. hereof, it is understood and agreed that
(a)	all policies issued by the Company on or before 31st December, 1957 shall be free from the application of the other provisions of this Clause until expiry date or 31st December, 1960 whichever first occurs whereupon all the provisions of this Clause shall apply.

(b)	with respect to any risk located in Canada policies issued by the Company on or before 31st December, 1958 shall be free from the application of the other provisions of this Clause until expiry date or 31st December, 1960 whichever first occurs whereupon all the provisions of this Clause shall apply.
N.M.A. 1119

NUCLEAR INCIDENT EXCLUSION CLAUSE — PHYSICAL DAMAGE — REINSURANCE — CANADA
N.M.A. 1980
1.	This Agreement does not cover any loss or liability accruing to the Company directly or indirectly, and whether as Insurer or Reinsurer, from any Pool of Insurers or Reinsurers formed for the purpose of covering Atomic or Nuclear Energy risks.
2.	Without in any way restricting the operation of paragraph 1. of this clause, this Agreement does not cover any loss or liability accruing to the Company, directly or indirectly, and whether as Insurer or Reinsurer, from any insurance against Physical Damage (including business interruption or consequential loss arising out of such Physical Damage) to:
a.	Nuclear reactor power plants including all auxiliary property on the site, or

b.	Any other nuclear reactor installation, including laboratories handling radioactive materials in connection with reactor installations, and critical facilities as such, or

c.	Installations for fabricating complete fuel elements or for processing substantial quantities of prescribed substances, and for reprocessing, salvaging, chemically separating, storing or disposing of spent nuclear fuel or waste materials, or

d.	Installations other than those listed in c. above using substantial quantities of radioactive isotopes or other products of nuclear fission.
3.	Without in any way restricting the operation of paragraphs 1. and 2. of this clause, this Agreement does not cover any loss or liability by radioactive contamination accruing to the Company, directly or indirectly, and whether as Insurer or Reinsurer, from any insurance on property which is on the same site as a nuclear reactor power plant or other nuclear installation and which normally would be insured therewith, except that this paragraph 3. shall not operate:
a.	where the Company does not have knowledge of such nuclear reactor power plant or nuclear installation, or

b.	where the said insurance contains a provision excluding coverage for damage to property caused by or resulting from radioactive contamination, however caused.
4.	Without in any way restricting the operation of paragraphs 1., 2. and 3. of this clause, this Agreement does not cover any loss or liability by radioactive contamination accruing to the Company, directly or indirectly, and whether as Insurer or Reinsurer, when such radioactive contamination is a named hazard specifically insured against.
5.	This clause shall not extend to risks using radioactive isotopes in any form where the nuclear exposure is not considered by the Company to be the primary hazard.
6.	The term “prescribed substances” shall have the meaning given to it by the Atomic Energy Control Act R.S.C. 1974 or by any law amendatory thereof.
7.	Company to be sole judge of what constitutes:
a.	substantial quantities, and

b.	the extent of installation, plant or site.

8.	Without in any way restricting the operation of paragraphs 1., 2., 3. and 4. of this clause, this Agreement does not cover any loss or liability accruing to the Company, directly or indirectly, and whether as Insurer or Reinsurer, caused by any nuclear incident as defined in The Nuclear Liability Act, nuclear explosion or contamination by radioactive material.

NOTE:	Without in any way restricting the operation of paragraphs 1., 2., 3. and 4. of this clause, paragraph 8. of this clause shall apply to all original contracts of the Company whether new, renewal or replacement which become effective on or after December 31, 1984.
N.M.A. 1980

NUCLEAR INCIDENT EXCLUSION CLAUSE — REINSURANCE — NO. 4
1.	This Reinsurance does not cover any loss or liability accruing to the Company as a member of, or subscriber to, any association of insurers or reinsurers formed for the purpose of covering nuclear energy risks or as a direct or indirect reinsurer of any such member, subscriber or association.
2.	Without in any way restricting the operations of Nuclear Incident Exclusion Clauses, — Liability, — Physical Damage, — Boiler and Machinery and paragraph 1. of this Clause, it is understood and agreed that for all purposes of the reinsurance assumed by the Reinsurer from the Company, all original insurance policies or contracts of the Company (new, renewal and replacement) shall be deemed to include the applicable existing Nuclear Clause and/or Nuclear Exclusion Clause(s) in effect at the time and any subsequent revisions thereto as agreed upon and approved by the Insurance Industry and/or a qualified Advisory or Rating Bureau.

TERRORISM EXCLUSION CLAUSE — REINSURANCE (PROPERTY)
Notwithstanding any provision to the contrary within this Agreement or any endorsement thereto, this reinsurance Agreement does not cover any loss, damage or expense of whatsoever nature directly or indirectly caused by, resulting from, arising out of or in connection with any act of terrorism, regardless of any other cause contributing concurrently or in any other sequence to the loss, damage or expense.
For the purpose of this exclusion, terrorism means any actual or threatened violent act or act harmful to human life, tangible or intangible property or infrastructure, directed towards or having the effect of (a) influencing or protesting against any de jure or de facto government or policy thereof or (b) intimidating, coercing or putting in fear a civilian population or section thereof.
In any action suit or other proceedings where the reinsurer alleges that by reason of this exclusion a loss, damage or expense is not covered by this reinsurance Agreement, the burden of proving that such loss, damage or expense is covered shall be upon the reinsured.

APPENDIX A — Fortune’s Global 500” list

Company	Rank	Revenues [USD mio]
3M	316	16 079
ABB	194	23 726
Abbey National	280	17 798
Abbott Laboratories	309	16 285
ABN AMRO Holding	90	39 703
Accenture	380	13 348
Adecco	313	16 147
AdvancePCS	387	13 107
Aegon	146	28 562
AEON	196	23 621
Aetna	178	25 191
Agricultural Bank of China	471	10 657
Air France Group	454	11 076
Akzo Nobel	407	12 636
Albertson’s	100	37 931
Alcan	408	12 626
Alcatel	207	22 704
Alcoa	205	22 859
Allegheny Energy	488	10 379
Alliance Unichem	478	10 533
Allianz	18	85 929
Allstate	144	28 865
Almanij	272	18 055
Alstom	228	20 734
Amerada Hess	376	13 413
American Electric Power	36	61 257
American Express	209	22 582
American Intl. Group	34	62 402
AmerisourceBergen	319	15 823
AMR	258	18 963
Anglo American	341	14 786
Anheuser-Busch	397	12 912
Anthem	486	10 445
AOL Time Warner	98	38 234
Aquila	87	40 377
Arbed	448	11 195
Arcelor	391	13 005
Archer Daniels Midland	240	20 051
Arrow Electronics	498	10 128
Asahi Glass	499	10 103
Asahi Mutual Life Insurance	119	33 143
Assicurazionl Generall	50	51 394
AstraZeneca	301	16 480
AT&T	40	59 142
AutoNation	241	19 989
Avantis	230	20 544
Aviva	48	52 318
Avnet	402	12 814
AXA	30	65 580
BAE Systems	390	13 020
Banco Bilbao Vizcaya Argentaria	192	23 848

Company	Rank	Revenues [USD mio]
Banco Bradesco	337	14 953
Banco Do Brasil	437	11 685
Bank of America Corp.	47	52 641
Bank Of China	277	17 869
Bank of Montreal	449	11 155
Bank of Nova Scotia	366	13 673
Bank One Corp.	186	24 527
Bankgesellschaft Berlin	473	10 618
Barclays	154	27 569
BASF	142	29 103
Bayer	158	27 111
Bayorische Landesbank	320	15 795
BGE	339	14 873
BellSouth	189	24 130
Berkshire Hathaway	101	37 668
Bertelsmann	276	17 887
Best Buy	247	19 597
BHP Billiton	281	17 789
BMW	112	34 444
BNP Paribas	44	55 044
Boeing	42	58 108
Bombardier	360	13 896
Bouygues	266	18 334
BP	4	174 218
Bridgestone	285	17 568
Bristol-Myers Squibb	218	21 717
British Airways	428	11 943
British American Tobacco	271	18 144
BT	139	29 958
Canadian Imperial Bank of Commerce	361	13 889
Canon	190	23 936
Cardinal Health	61	47 948
Carrefour	35	62 225
Carso Global Telecom	430	11 890
Caterpillar	232	20 450
Cathay Life	440	11 591
Central Japan Railway	460	10 933
Centrica	270	18 181
ChevronTexaco	14	99 699
China Construction Bank	389	13 083
China Mobile Communications	287	17 406
China National Petroleum	81	41 499
China Telecommunications	214	22 272
Chinese Petroleum	467	10 781
Chubu Electric Power	279	17 826
Cigna	254	19 115
Cinergy	396	12 923
Circuit City Stores	403	12 792
Cisco Systems	213	22 293
Citigroup	11	112 022
CMS Energy	383	12 977
CNP Assurances	238	20 099
Coca-Cola	239	20 092
Coca-Cola Enterprises	322	15 700
COFCO	392	13 004

Company	Rank	Revenues [USD mio]
Coles Myer	406	12 643
Commerzbank	193	23 778
Compaq Computer	117	33 554
Compass Group	409	12 552
Computer Sciences	443	11 426
ConAgra	156	27 194
Conoco	122	32 795
Consignia	425	12 040
Corus Group	452	11 087
Cosmo Oil	474	10 612
Costco Wholesale	111	34 797
Credit Agricole	107	35 669
Credit Lyonnais	259	18 848
Credit Suisse	31	64 205
CVS	215	22 241
Dai Nippon Printing	480	10 492
Daido Life Insurance	479	10 527
Daiel	237	20 113
Dai-ichi Mutual Life Insurance	76	43 145
DaimterChrysler	7	136 897
Daiwa Bank Holdings	463	10 888
Dana	484	10 469
Danske Bank Group	461	10 912
Deere	382	13 293
Delhaize ‘Le Lion’	245	19 629
Dell Computer	131	31 168
Delphi	166	26 088
Delta Air Lines	362	13 879
Denso	252	19 203
Dentsu	348	14 311
Deutsche Bahn	356	14 079
Deutsche Bank	27	66 840
Deutsche Post	130	31 302
Deutsche Telekom	75	43 261
Dexia Group	256	19 050
Diageo	262	18 605
Dior (Christian)	446	11 254
Dominion Resources	477	10 553
Dow Chemical	152	27 805
Duke Energy	39	59 503
DuPont de Nemours (E.I.)	172	25 370
Dynegy	78	42 242
DZ Bank	168	25 987
E. ON	28	66 453
EADS	153	27 580
East Japan Railway	233	20 341
Eastman Kodak	383	13 234
Edison	353	14 140
Edison International	420	12 184
El Paso	43	57 475
Electricité De France	102	36 461
Electrolux	386	13 131
Electronic Data Systems	221	21 543
Eli Lilly	441	11 543
Emerson Electric	326	15 480

Company	Rank	Revenues [USD mio]
Endesa	358	13 948
Enel	169	25 773
ENI	71	44 637
Enron	6	138 718
Exolon	333	15 140
Exxon Mobil	2	191 581
Fannie Mae	52	50 803
Farmland Industries	434	11 763
Federated Dept. Stores	292	16 895
FedEx	246	19 629
Fiat	49	51 944
FleetBoston	253	19 190
Fleming	325	15 628
Flextronics International	388	13 105
Fonclere Euris	231	20 490
Ford Motor	5	162 412
Fortis	85	40 529
France Telecom	97	38 530
Franz Haniel	269	18 213
Freddie Mac	108	35 523
Fuji Heavy Industries	462	10 897
Fuji Photo Film	251	19 203
Fujitsu	88	40 044
Gap	363	13 848
Gaz de France	400	12 857
Gazprom	236	20 148
General Dynamics	421	12 163
General Electric	9	125 913
General Motors	3	177 260
George Weston	318	15 923
Georgia-Pacific	173	25 309
GlaxoSmithKline	140	29 508
Goldman Sachs Group	132	31 138
Goodyear Tire & Rubber	352	14 147
Great Atl. & Pacific Tea	458	10 973
Groupama	417	12 264
Groupe Auchan	199	23 450
Groupe Calsse d’Epargne	297	16 693
Groupe Danone	394	12 958
Groupe Pinault-Printemps	181	24 894
Halliburton	377	13 405
Hartford Fin. Services	332	15 147
HBOS	150	27 839
HCA	275	17 953
Henkel	436	11 695
Hewlett-Packard	70	45 226
Hitachi	32	63 931
Home Depot	46	53 553
Honda Motor	41	58 882
Honeywell Intl.	195	23 652
Household International	359	13 916
HSBC Holding PLC	64	46 424
Humana	493	10 195
HypoVereinsbank	91	39 405
Hyundai	219	21 702

Company	Rank	Revenues [USD mio]
Hyundai Motor	133	30 864
Idemitsu Kosan	323	15 679
Indian Oil	226	20 916
Industrial & Commercial Bank of China	243	19 828
ING Group	20	87 999
Ingram Micro	179	25 187
Intel	162	26 539
International Paper	163	26 363
IntesaBci	242	19 946
Intl. Business Machines	19	85 866
Isuzu Motors	404	12 778
llausa	492	10 239
Itochu	17	91 177
Ito-Yokado	161	26 823
J. Salnsbury	184	24 575
J.C. Penney	124	32 557
J.P. Morgan Chase	54	50 429
Japan Airlines	399	12 866
Japan Energy	385	13 203
Japan Postal Service	234	20 281
Japan Telecom	368	13 628
Japan Tobacco	307	16 331
Johnson & Johnson	121	33 004
Johnson Controls	264	18 427
Kajima	302	16 478
Kansal Electric Power	224	21 207
KarstadtQuelle	347	14 388
KDDI	208	22 664
Kimberly-Clark	345	14 524
Kingfisher	314	16 142
Kmart	104	36 151
Korea Electric Power	324	15 674
Kreditanstalt fur Wiederaufbau	481	10 484
Kroger	56	50 098
KT	413	12 349
Kyushu Electric Power	438	11 661
L.M. Ericsson	210	22 416
La Poste	329	15 249
Lafarge	416	12 267
Lagardere Groupe	429	11 906
Landesbank Baden-Wurttemberg	294	16 877
Lear	369	13 625
Legal & General	374	13 541
Lehman Brothers Hldgs.	212	22 392
LG Electronics	202	23 137
LG international	248	19 516
Liberty Mutual Group	349	14 256
Lloyds TSB Group	206	22 823
Lockheed Martin	182	24 793
Loews	260	18 799
L’Oreal	415	12 305
Lowe’s	216	22 111
Lucent Technologies	180	25 132
Lufthansa Group	338	14 946
Lukoil	422	12 106

Company	Rank	Revenues [USD mio]
LVMH	459	10 951
Magna International	456	11 026
Man Group	343	14 552
Manpower	482	10 484
Manulife Financial	483	10 480
Marathon Oil	110	35 041
Marks & Spencer	439	11 650
Marriott International	496	10 152
Marubeni	25	71 757
Mass. Mutual Life Ins.	249	19 340
Matsushita Electric Industrial	45	54 997
May Dept. Stores	351	14 175
Mazda Motor	296	16 754
MBNA	497	10 145
McDonald’s	340	14 870
McKesson	57	50 006
Meljl Life Insurance	176	25 296
Merck	62	47 716
Merrill Lynch	95	38 793
MetLife	128	31 928
Metro	72	44 347
Michelln	342	14 566
Microsoft	175	25 298
Migros	427	11 955
Mirant	129	31 502
Mitsubishi	12	105 814
Mitsubishi Chemical	350	14 239
Mitsubishi Electric	141	29 183
Mitsubishi Heavy Industries	204	22 905
Mitsubishi Motors	171	25 598
Mitsubishi Tokyo Financial Group	165	26 091
Mitsui	13	101 206
Mitsui Mutual Life insurance	220	21 658
Mitsui Sumitomo Insurance	330	15 206
Mizuho Holdings	82	41 445
Morgan Stanley	73	43 727
Motorola	138	30 004
Munich Re Group	79	41 894
National Australia Bank	303	16 450
Nationwide	334	15 118
NEC	84	40 796
Nestle	55	50 192
New York life Insurance	170	25 678
News Corp.	364	13 755
Nichlmen	305	16 437
Nippon Express	367	13 661
Nippon Life Insurance	33	63 827
Nippon Mitsubishi Oil	197	23 521
Nippon Steel	229	20 645
Nippon Telegraph & Telephone	16	93 425
Nissan Motor	58	49 555
Nissho Iwal	74	43 703
NKK	384	13 224
Nokia	147	27 931
Norddeutsche Landesb.	475	10 604

Company	Rank	Revenues [USD mio]
Nordea	419	12 209
Norinchukin Bank	395	12 939
Norsk Hydro	291	16 999
Nortel Networks	263	18 507
Northrop Grumman	373	13 558
Northwestern Mutual	310	16 212
Novartis	257	18 986
Obayashi	447	11 226
Occidental Petroleum	355	14 126
Office Depot	450	11 154
Old Mutual	453	11 076
Olivetts	145	28 670
Onex	327	15 369
Oracle	464	10 860
Otto Versand	372	13 564
PacifiCare Health Sys.	433	11 844
PDVSA	66	46 250
Pemex	92	39 400
PepsiCo.	159	26 935
Petrobras	185	24 549
Petronas	284	17 679
Peugeot	65	46 264
Pfizer	127	32 259
PG&E Corp.	203	22 959
Pharmacia	250	19 299
Philip Morris	24	72 944
Phillips Petroleum	188	24 189
POSCO	494	10 162
Power Corp. of Canada	432	11 855
Procter & Gamble	93	39 244
Prudential	106	35 821
Prudential Financial	157	27 177
Publix Super Markets	328	15 284
Qwest Communications	244	19 743
Rabobank	225	21 141
RAG	365	13 691
Raytheon	295	16 867
Reliant Energy	67	46 226
Renault	125	32 552
Repsol YPF	94	39 091
Ricoh	379	13 375
Rite Ald	331	15 171
Robert Bosch	135	30 473
Roche Group	288	17 282
Royal & Sun Alliance	222	21 525
Royal Ahold	38	59 634
Royal Bank of Canada	299	16 536
Royal Bank of Scotland	115	33 831
Royal Dutch/Shell Group	8	135 211
Royal KPN	451	11 119
Royal Philips Electronics	143	28 960
Rwe	83	50 664
Safeway	113	34 301
Safeway	418	12 258
Saint-Gobain	155	27 214

Company	Rank	Revenues [USD mio]
Samsung	118	33 212
Samsung Electronics	105	35 959
Samsung Life Insurance	286	17 503
Santander Central Hispano Group	136	30 422
Sanyo Electric	293	16 882
Sara Lee	282	17 747
SBC Communications	69	45 908
Schlumberger	357	13 988
Sears Roebuck	83	41 078
Sekisui House	472	10 631
Sharp	346	14 425
Shimlzu	405	12 669
Showa Shell Sekiyu	490	10 362
Siemens	22	77 359
Sinochem	311	16 164
Sinopec	86	40 388
SK	120	33 008
SK Global	289	17 214
Skanska	317	15 948
SNCF	274	18 026
Société Générale	191	23 924
Sodexho Alliance	476	10 579
Solectron	261	18 692
Sony	37	60 608
Southern	495	10 155
Sprint	167	26 071
Standard Life Assurance	265	18 416
Staples	469	10 744
State Farm Insurance	63	46 705
State Power	60	48 375
Statoll	164	26 286
Stora Enso	423	12 097
Suez	99	37 933
Sumitomo	23	77 140
Sumitomo Electric Industries	431	11 877
Sumitomo Life Insurance	126	32 549
Sumitomo Metal Industries	466	10 793
Sumitomo Mitsui Banking	137	30 229
Sun Life Financial Services	465	10 857
Sun Microsystems	268	18 250
Sunoco	412	12 402
Suntory	485	10 445
Supervalu	227	20 809
Suzuki Motor	381	13 342
Swiss Life Ins. & Pension	375	13 511
Swiss Reinsurance	235	20 210
Sysco	217	21 785
Taisel	378	13 387
Taiyo Mutual Life Insurance	401	12 824
Takenaka	600	10 096
Target	89	39 888
Tech Data	290	17 198
Telefonica	151	27 808
Telstra	411	12 415
Tenet Healthcare	424	12 053

Company	Rank	Revenues [USD mio]
Tesco	114	33 916
Textron	414	12 321
Thyssen Krupp	116	33 796
TIAA-CREF	187	24 231
TJX	470	10 709
Tohoku Electric Power	371	13 574
Tokio Marine & Fire Insurance	312	16 156
Tokyo Electric Power	80	41 752
Tomen	255	19 073
Toppan Printing	489	10 367
Toronto-Dominion Bank	370	13 585
Toshiba	77	43 139
Total Fina (Illegible)	15	94 312
Toyota Motor	10	120 814
Toyota Tsusho	273	18 040
Toys ‘R’ Us	457	11 019
TransCanada Pipelines	435	11 715
TRW	306	16 383
TUI	223	21 253
TXU	148	27 927
Tyco International	103	36 389
Tyson Foods	468	10 751
U.S. Bancorp	304	16 443
U.S. Postal Service	29	65 834
UAL	315	16 138
UBS	59	48 503
UFJ Holdings	174	25 300
UniCredito Italiano	321	15 791
Unilever	68	46 131
Union Pacific	426	11 973
United Parcel Service	134	30 646
United Technologies	149	27 897
UnitedHealth Group	198	23 454
Valero Energy	336	14 988
Verizon Communications	26	67 190
Viacom	200	23 223
Vinci	308	16 291
Visteon	278	17 843
Vivendi Universal	51	51 366
Vodafone	123	32 713
Volkswagen	21	79 287
Volvo	267	18 301
Wachovia Corp.	211	22 396
Walgreen	183	24 623
Wal-Mart Stores	1	219 812
Walt Disney	177	25 269
Washington Mutual	283	17 692
Waste Management	444	11 322
Wellpoint Health Netwks.	410	12 429
Wells Fargo	160	26 891
Westdeutsche Landesbank	201	23 139
Weyerhaeuser	344	14 545
Whirlpool	491	10 343
Williams	455	11 055
Winn-Dixie Stores	398	12 903

Company	Rank	Revenues [USD mio]
Wolseley	487	10 384
Woolworths	442	11 502
WorldCom	109	35 179
Wyeth	354	14 129
Xcel Energy	335	15 028
Xerox	300	16 502
Yasuda Fire & Marine Insurance	445	11 306
Yasuda Mutual Life Insurance	298	18 575
Zurich Financial Services	95	38 650

Pharmaceutical / Medical risks — APPENDIX B
(Version 2002-Aug) (Page 1 of 2)

				Net Sales or	Pharm/ medical
				Revenues 2001	sales of
#	Company Name	Country	Internet Address	(USD mio)	Total
1	ABBOTT LABORATORIES	USA	www.abbott.com	16,285	100%
2	AKZO NOBEL	Netherlands	www.akzonobel.com	12,609	30%
3	ALLERGAN	USA	www.allergan.com	1,746	100%
4	ALPHARMA	USA	www.alpharma.com	1,200	80%
5	ALTANA AG	Germany	www.altana.com	2,077	70%
6	AMERISOURCE BERGEN	USA	www.amerisourcebergen.net	39,132	90%
7	AMERSHAM	UK	www.nycomed-amersham.com	2,176	100%
8	AMGEN	USA	www.amgen.com	4,016	100%
9	ASTRAZENECA	UK	www.astrazeneca.com	16,431	100%
10	AVENTIS	France	www.aventis.com	20,500	100%
11	BARR LABORATORIES	USA	wvw.barrlabs.com	510	100%
12	BAXTER INTERNATIONAL	USA	www.baxter.com	7,663	100%
13	BAYER	Germany	www.bayer.com	27,248	35%
14	BEAUFOUR IPSEN	France	www.beaufour-lpsen.com	634	90%
15	BECTON, DICKINSON AND COMPANY	USA	www.bd.com	3,754	50%
16	BOEHRINGER INGELHEIM KG	Germany	www.boehringer-ingelheim.com	6,025	95%
17	BOSTON SCIENTIFIC CORPORATION	USA	www.bsci.com	2,673	100%
18	BRISTOL-MYERS SQUIBB	USA	www.bms.com	19,423	70%
19	CARDINAL HEALTH	USA	www.cardinal.com	47,948	80%
20	CELLTECH (former MEDEVA)	UK	www.celltechgroup.com	439	100%
21	CENTERPULSE (former SULZER MEDICA)	Switzerland	www.centerpulse.com	855	100%
22	CHUGAI PHARMACEUTICAL	Japan	www.chugai-pharm.co.jp	1,608	95%
23	DAIICHI PHARMACEUTICAL	Japan	www.daiichipharm.co.jp	2,511	95%
24	DAINIPPON PHARMACEUTICAL	Japan	www.dainippon-pharm.co.jp	1,258	85%
25	EDWARDS LIFESCIENCES	USA	www.edwards.com	692	100%
26	EISAI	Japan	www.eisai.co.jp	2,865	90%
27	FOREST LABORATORIES	USA	www.frx.com	1,205	100%
28	FUJISAWA PHARMACEUTICAL	Japan	www.fujisawa.co.jp	2,356	90%
29	GENENTECH	USA	www.gene.com	2,212	75%
30	GLAXOSMITHKLINE	UK	www.gsk.com	29,408	95%
31	GUIDANT	USA	www.guidant.com	2,708	100%
32	IMMUNEX	USA	www.immunex.com	986	100%
33	IVAX	USA	www.Ivax.com	1,214	100%
34	JOHNSON & JOHNSON	USA	www.jnj.com	33,004	50%
35	KYOWA HAKKO KOGYO	Japan	www.kyowa.co.jp	2,975	40%
36	LABORATOIRE FOURNIER	France	www.groupe-foumler.com	675	90%
37	LABORATOIRE SERVIER	France	www.servier.com	1,593	100%
38	LILLY (EU)	USA	www.lilly.com	11,543	100%
39	MEDTRONIC	USA	www.medtronic.com	5,552	100%
40	MERCK & CO	USA	www.merck.com	47,716	90%
41	MERCK KGAA	Germany	www.merck.de	6,727	50%
42	MINNESOTA MINING & MANUFACTURING	USA	www.3m.com	16,079	20%
43	MITSUBISHI PHARMACEUTICAL (former WELFIDE)	Japan	www.m-pharma.co.jp	1,437	85%
44	MYLAN LABORATORIES	USA	www.mylan.com	847	100%
45	NOVARTIS	Switzerland	www.novartis.com	18,570	60%
46	NOVO NORDISK	Denmark	www.novonordisk.com	2,845	100%
47	OTSUKA PHARMACEUTICAL	Japan	www.otsuka.co.jp	2,700	50%
48	PFIZER	USA	www.pfizer.com	32,259	81%
49	PHARMACIA	USA	www.pharmacia.com	13,837	100%
50	PIERRE FABRE	Franca	www.pierre-fabre.com	1,200	100%
51	PROCTER & GAMBLE	USA	www.pg.com	39,244	10%
52	PURDUE FREDERICK PRA HOLDING	USA	www.purduepharma.com	1,500	100%
53	ROCHE	Switzerland	www.rache.com	16,903	85%
54	SANKYO	Japan	www.sankyo.co.jp	4,317	80%
55	SANOFI-SYNTHELABO	France	www.sanofi-synthelabo.fr	5,798	95%
56	SCHERING AG	Germany	www.schering.de	4,327	100%
57	SCHERlNG-PLOUGH	USA	www.schering-plough.com	9,802	95%
58	SCHWARZ PHARMA	Germany	www.schwarzpharma.com	686	100%
59	SERONO	Switzerland	www.serono.com	1,349	100%

B-1

Pharmaceutical / medical risks	(Version 2002-Aug) (Page 2 of 2)

				Net Sales or	Pharm/ medical
				Revenues 2001	sales of
#	Company Name	Country	Internet Address	(USD mio)	Total
60	SHIONOGI	Japan	www.shionogi.co.jp	3,268	90%
61	SHIRE PHARMACEUTICALS	UK	www.shire.com	859	100%
62	SMITH & NEPHEW	UK	www.smith-nephew.com	1,681	100%
63	SOLVAY	Belgium	www.solvay.com	7,801	20%
64	STRYKER	USA	www.strykercorp.com	2,602	60%
65	SUMITOMO PHARMACEUTICALS	Japan	www.sumitomopharm.com	862	100%
66	SYNTHES-STRATEC	Switzerland	www.stratec.com	907	100%
67	TAKEDA CHEMICAL INDUSTRIES	Japan	www.takeda.com	7,631	75%
68	TANABE	Japan	www.tanabe.co.jp	1,537	90%
69	TAP Pharmaceutical Products	USA	www.tap.com	3,300	100%
70	TEVA PHARMACEUTICAL	Israel	www.tevapharm.com	2,077	85%
71	UCB	Belgium	www.ucb-group.com	2,216	50%
72	WATSON PHARMACEUTICAL	USA	www.watsonpharm.com	1,161	100%
73	WYETH (former American Home Products)	USA	www.ahp.com	14,129	90%
74	YAMANOUCHI PHARMACEUTICAL	Japan	www.yamanouchi.com	3,627	80%
75	ZIMMER USA www.zimmer.com	USA	www.zimmer.com	1,179	100%

B-2

NUCLEAR INCIDENT EXCLUSION CLAUSE — LIABILITY — REINSURANCE — U.S.A.
N.M.A. 1590
1.	This reinsurance does not cover any loss or liability accruing to the Company as a member of, or subscriber to, any association of insurers or reinsurers formed for the purpose of covering nuclear energy risks or as a direct or indirect reinsurer of any such member, subscriber or association.
2.	Without in any way restricting the operation of paragraph 1. of this Clause it is understood and agreed that for all purposes of this reinsurance all the original policies of the Company (new, renewal and replacement) of the classes specified in Clause II. in this paragraph 2. from the time specified in Clause III. in this paragraph 2. shall be deemed to include the following provision (specified as the Limited Exclusion Provision):
     LIMITED EXCLUSION PROVISION*
I.	It is agreed that the policy does not apply under any liability coverage, to injury, sickness, disease, death or destruction, bodily injury or property damage with respect to which an insured under the policy is also an insured under a nuclear energy liability policy issued by Nuclear Energy Liability insurance Association, Mutual Atomic Energy Liability Underwriters or Nuclear insurance Association of Canada, or would be an insured under any such policy but for its termination upon exhaustion of its limit of liability.

II.	Family Automobile Policies (liability only), Special Automobile Policies (private passenger automobiles, liability only), Farmers Comprehensive Personal Liabilities Policies (liability only), Comprehensive Personal Liability Policies (liability only) or policies of a similar nature; and the liability portion of combination forms related to the four classes of policies stated above, such as the Comprehensive Dwelling Policy and the applicable types of Homeowners Policies.

III.	The inception dates and thereafter of all original policies as described in II. above, whether new, renewal or replacement, being policies which either:
(a)	become effective on or after 1st May, 1960, or

(b)	become effective before that date and contain the Limited Exclusion Provision set out above; provided this paragraph 2. shall not be applicable to Family Automobile Policies, Special Automobile Policies, or policies or combination policies of a similar nature, issued by the Company on New York risks, until 90 days following approval of the Limited Exclusion Provision by the Governmental Authority having jurisdiction thereof.
3.	Except for those classes of policies specified in Clause II. of paragraph 2. and without in any way restricting the operation of paragraph 1. of this Clause, it is understood and agreed that for all purposes of this reinsurance the original liability policies of the Company (new, renewal and replacement) affording the following coverages:
N.M.A. 1590

Owners, Landlords and Tenants Liability, Contractual Liability, Elevator Liability, Owners or Contractors (including railroad) Protective Liability, Manufacturers and Contractors Liability, Product Liability, Professional and Malpractice Liability, Storekeepers Liability, Garage Liability, Automobile Liability (Including Massachusetts Motor Vehicle or Garage Liability)
shall be deemed to include with respect to such coverages, from the time specified in Clause V. of this paragraph 3., the following provision (specified as the Broad Exclusion Provision):
BROAD EXCLUSION PROVISION*
It is agreed that the policy does not apply:
I.	Under any Liability Coverage to injury, sickness, disease, death or destruction, bodily injury or property damage
(a)	with respect to which an insured under the policy is also an insured under nuclear energy liability policy issued by Nuclear Energy Liability Insurance Association, Mutual Atomic Energy Liability Underwriters or Nuclear Insurance Association of Canada, or would be an insured under any such policy but for its termination upon exhaustion of its limit of liability; or

(b)	resulting from the hazardous properties of nuclear material and with respect to which (1) any person or organization is required to maintain financial protection pursuant to the Atomic Energy Act of 1954, or any law amendatory thereof, or (2) the insured is, or had this policy not been issued would be, entitled to indemnity from the United States of America, or any agency thereof, under any agreement entered into by the United States of America, or any agency thereof, with any person or organization.
II.	Under any Medical Payments Coverage, or under any Supplementary Payments Provision relating to immediate medical or surgical relief, first aid, to expenses incurred with respect to bodily injury, sickness, disease or death, bodily injury resulting from the hazardous properties of nuclear material and arising out of the question of a nuclear facility by any person or organization.

III.	Under any Liability Coverage, to injury, sickness, disease, death or destruction, bodily injury or property damage resulting from the hazardous properties of nuclear material, if
(a)	the nuclear material (1) is at any nuclear facility owned by, or operated by or on behalf of, an insured or (2) has been discharged or dispersed therefrom;

(b)	the nuclear material is contained in spent fuel or waste at any time possessed, handled, used, processed, stored, transported or disposed of by or on behalf of an insured; or
N.M.A. 1590

(c)	the injury, sickness, disease, death or destruction, bodily injury or property damage arises out of the furnishing by an insured of services, materials, parts or equipment in connection with the planning, construction, maintenance, operation or use of any nuclear facility, but if such facility is located within the United States of America, its territories, or possessions or Canada, this exclusion (c) applies only to injury to or destruction of property at such nuclear facility, property damage to such nuclear facility and any property thereat.
IV.	As used in this endorsement:
“hazardous properties” include radioactive, toxic or explosive properties; “nuclear material” means source material, special nuclear material or byproduct material; “source material,” “special nuclear material,” and “byproduct material” have the meanings given them in the Atomic Energy Act of 1954 or in any law amendatory thereof; “spent fuel” means any fuel element or fuel component, solid or liquid, which has been used or exposed to radiation in a nuclear reactor; “waste” means any waste material (1) containing byproduct material other than the tailings or wastes produced by the extraction or concentration of uranium or thorium from any ore processed for its source material content and (2) resulting from the operation by any person or organization of any nuclear facility included within the definition of nuclear facility under paragraph (a) or (b) thereof; “nuclear facility” means
(a)	any nuclear reactor,

(b)	any equipment or device designed or used for (1) separating the isotopes of uranium or plutonium, (2) processing or utilizing spent fuel, or (3) handling, processing, or packaging waste,

(c)	any equipment or device used for the processing, fabricating or alloying of special nuclear material if at any time the total amount of such material in the custody of the insured at the premises where such equipment or device is located consists of or contains more than 25 grams of plutonium or uranium 233 or any combination thereof, or more than 250 grams of uranium 235,

(d)	any structure, basin, excavation, premises or place prepared or used for the storage or disposal of waste and includes the site on which any of the foregoing is located, all operations conducted on such site and all premises used for such operations; “nuclear reactor” means any apparatus designed or used to sustain nuclear fission in a self-supporting chain reaction or to contain a critical mass of fissionable material; with respect to injury to or destruction of property, the word “injury” or “destruction” includes all forms of radioactive contamination of property; “property damage” includes all forms of radioactive contamination of property.
V.	The inception dates and thereafter of all original policies affording coverages specified in this paragraph 3., whether new, renewal or replacement, being policies which become effective on or after 1st May, 1960, provided this paragraph 3. shall not be applicable to
N.M.A. 1590

(i)	Garage and Automobile Policies Issued by the Company on New York risks, or

(ii)	Statutory liability insurance required under Chapter 90, General Laws of Massachusetts, until 90 days following approval of the Broad Exclusion Provision by the Governmental Authority having jurisdiction thereof.
4.	Without in any way restricting the operations of paragraph 1. of this Clause, it is understood and agreed that paragraphs 2. and 3. above are not applicable to original liability policies of the Company in Canada, and that with respect to such policies, this Clause shall be deemed to include the Nuclear Energy Liability Exclusion Provisions adopted by the Canadian Underwriters’ Association or the Independent Insurance Conference of Canada.

*NOTE:	The words printed in BOLD TYPE in the Limited Exclusion Provision and in the Broad Exclusion Provision shall apply only in relation to original liability policies which include a Limited Exclusion Provision or a Broad Exclusion Provision containing those words.
N.M.A. 1590

NUCLEAR INCIDENT EXCLUSION CLAUSE — LIABILITY — REINSURANCE — CANADA
N.M.A. 1979
1.	This Agreement does not cover any loss or liability accruing to the Company as a member of, or subscriber to, any association of insurers or reinsurers formed for the purpose of covering nuclear energy risks or as a direct or indirect reinsurer of any such member, subscriber or association.
2.	Without in any way restricting the operation of Paragraph 1. of this Clause, It is agreed that for all purposes of this Agreement all the original liability contracts of the Company, whether new renewal or replacement, of the following classes, namely.
Personal Liability
Farmers’ Liability
Storekeepers’ Liability
which become effective on or after 31st December 1984, shall be deemed to include, from their inception dates and thereafter, the following provision:

Limited Exclusion Provision —

This Policy does not apply to bodily injury or property damage with respect to which the Insured is also Insured under a contract of nuclear energy liability insurance (whether the insured is unnamed in such contract and whether or not it is legally enforceable by the Insured) issued by the Nuclear Insurance Association of Canada or any other group or pool of insurers or would be an Insured under any such policy but for its termination upon exhaustion of its limits of liability.

With respect to property, loss of use of such property shall be deemed to be property damage.

3.	Without in any way restricting the operation of Paragraph 1. of this Clause, It is agreed that for all purposes of this Agreement all the original liability contracts of the Company, whether new, renewal or replacement, of any class whatsoever (other than Personal Liability, Farmers’ Liability, Storekeepers’ Liability or Automobile Liability contracts), which become effective on or after 31st December 1984, shall be deemed to include, from their inception dates and thereafter, the following provision:

Broad Exclusion Provision —

It is agreed that this Policy does not apply:
(a)	to liability imposed by or arising under the Nuclear Liability Act; nor

(b)	to bodily injury or property damage with respect to which an Insured under this Policy is also Insured under a contract of nuclear energy liability insurance (whether the Insured is unnamed in such contract and whether or not it is legally enforceable by the Insured) issued by the Nuclear Association of Canada or any other insurer or group or pool of insurers or would be an Insured under any such policy but for its termination upon exhaustion of its limit of liability; nor

(c)	to bodily injury or property damage resulting directly or indirectly from the nuclear energy hazard arising from:
(i)	the ownership, maintenance, operation or use of a nuclear facility by or on behalf of an Insured;

(ii)	the furnishing of an Insured of services, materials, parts or equipment in connection with the planning, construction, maintenance, operation or use of any nuclear facility; and

(iii)	the possession, consumption, use, handling, disposal or transportation of fissionable substances, or of other radioactive material (except radioactive isotopes, away from a nuclear facility, which have reached the final stage of fabrication so as to be usable for any scientific, medical, agricultural, commercial or industrial purpose) used, distributed, handled or sold by an Insured.
     As used in this Policy:
(1)	The term “nuclear energy hazard” means the radioactive, toxic, explosive, or other hazardous properties of radioactive material;

(2)	The term “radioactive material” means uranium, thorium, plutonium, neptunium, their respective derivatives and compounds, radioactive isotopes of other elements and any other substances that the Atomic Energy Control Board may, by regulation, designate as being prescribed substances capable of releasing atomic energy, or as being requisite for the production, use or application of atomic energy;

(3)	The term “nuclear facility” means:
(a)	any apparatus designed or used to sustain nuclear fission in a self-supporting chain reaction or to contain a critical mass of plutonium, thorium and uranium or any one or more of them;

(b)	any equipment or device designed or used for (i) separating the isotopes of plutonium, thorium and uranium or any one or more of them, (ii) processing or utilizing spent fuel, or (iii) handling, processing or packaging waste;

(c)	any equipment or device used for the processing, fabricating or alloying of plutonium, thorium or uranium enriched in the isotope uranium 233 or in the isotope uranium 235, or any one or more of them if at any time the total amount of such material in the custody of the Insured at the premises where such equipment or device is located consists of or contains more than 25 grams of plutonium or uranium 233 or any combination thereof, or more than 250 grams of uranium 235;

(d)	any structure, basin, excavation, premises or place prepared or used for the storage or disposal of waste radioactive material;
and includes the site on which any of the foregoing is located, together with all operations conducted thereon and all premises used for such operations.

(4)	The term “fissionable substance” means any prescribed substance that is, or from which can be obtained, a substance capable of releasing atomic energy by nuclear fission.

(5)	With respect to property, loss of use of such property shall be deemed to be property damage.